Summary Prospectus Supplement

June 14, 2019

Morgan Stanley Institutional Fund, Inc.

Supplement dated June 14, 2019 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus dated April 30, 2019

Global Endurance Portfolio

Effective June 28, 2019, the last sentence of the fourth paragraph of the section of the Summary Prospectus entitled "Principal Investment Strategies" is hereby deleted and replaced with the following:

Under normal market conditions, the Fund typically invests at least 40% of its total assets in the securities of issuers located outside of the United States, unless the Adviser determines, in its sole discretion, that conditions are not favorable. If the Adviser determines that conditions are not favorable, the Fund may invest under 40% of its total assets in the securities of issuers located outside the United States, provided that the Fund will not invest less than 30% of its total assets in such securities except for temporary defensive purposes. In addition, under normal market conditions, the Fund invests in the securities of issuers from at least three different countries, which may include the United States.

Please retain this supplement for future reference.

  IFIGESUMPROSUP 6/19